UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2010

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28238	54-1521616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

450 Exchange Place, Suite H, Herndon, Virginia 20170
(Address of Principal Executive Offices) (Zip Code)

(703) 464-5495

(Registrant's telephone number, including area code)

516 Herndon Parkway, Suite A, Herndon, Virginia 20170
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Section 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 26, 2010, the board of directors of Guardian Technologies International, Inc. (the “Company”), based upon the recommendations of the board’s Nominating Committee, appointed Mr. Joseph C. Brothers and Mr. Keith S. Kelly as directors to fill two vacancies on the board.  Each of Mr. Brothers and Mr. Kelly has been designated as a Class I director and their terms will expire at the Company’s 2012 annual meeting of stockholders or, if earlier, at a special meeting of stockholders held in lieu thereof.  The board’s Nominating Committee and board of directors have determined that both Mr. Brothers and Mr. Kelly are independent directors within the definition of “independence” set forth in Section 803A of the NYSE Amex Company Guide, the standard previously adopted by the Company’s board for determining the independence of it members.  Also, the Company has reduced the number of members of the board of directors from nine to seven members.  Accordingly, following the appointment of Mr. Brothers and Kelly, the Company has a total of seven directors.  Accordingly, following such appointments, four of the Company’s seven directors, or a majority of the total number of the Company’s directors, are deemed independent within the definition of “independence” set forth in Section 803A of the NYSE Company Guide.  We have set forth below biographical information regarding each of the two new board members.

Mr. Keith Kelly, age 47, since December 2008, has been Chairman and CEO of Mortgage Harmony Corporation (formerly, Lending Annuity Group), a privately-held financial engineering company.  From August 2006 to December 2008, Mr. Kelly was President of Modified Lending, Inc., a privately-held marketing company. From May 1999 to August 2006, Mr. Kelly was Division Manager of National City Mortgage, a publicly-held mortgage company. During these periods, Mr. Kelly also held loan officer positions with MetLife Home Loans, Suntrust Mortgage, National City, and manager positions with Megastar Financial, Access National Bank and Flagstar Bank.  Mr. Kelly is an entrepreneur in the mortgage industry who has created and patented certain mortgage compensation systems and methods, including the platform that enabled the introduction of the Harmony Loan. As a seasoned retail mortgage banking executive, Mr. Kelly has been an advocate for proper homeowner education for nearly two decades, focusing on strategies to avoid paying closing costs and his closing-cost savings platform has been featured in Money, The Washington Post, Time, New York Times, Woman’s World, CNBC and a host of other national publications. He is also a host of MyMortgageWatchDog (a mortgage educational talk show) in Washington, D.C.  Mr. Kelly received a Bachelor of Science Degree from James Madison University in 1985.

Mr. Joseph Brothers, age 51, since September 1997, has been the President of The Joseph Brothers Company, Inc., a privately-held ERP (Enterprise Resource Planning) and SAP (Systems, Applications and Products) consulting services company.  Since October 2009, Mr. Brothers has been the Principal Research Scientist for University of Alabama Enterprise Resource Planning Advisor, supporting the Army Chief Information Office and Office of the Deputy Chief of Staff of the Army.  From December 2006 to October 2009, Mr. Brothers was U.S. Army ERP Functional Integration Advisor, Enterprise Integration Office, Business Transformation Agency, United States Department of Defense.  From March 2003 to December 2006, Mr. Brothers was a SAP Implementation Functional Integration Lead with Northrop Grumman Mission Systems.  Mr. Brothers has over fourteen years of SAP project/program management, configuration, and functional architecture and business modernization experience for the United States Department of Defense, United States Army, commercial manufacturing, media, and state government environments. Also, he has over twelve years of operational accounting and financial accounting experience in the commercial environment. As an ERP project leader, he has solid knowledge of U.S Army tactical logistical requirements as it relates to SAP functionality.  Mr. Brothers received a

Bachelor of Science Degree in Business Administration from the University of Arizona, in 1981, and a Master of Science Degree in Management from the Krannert Graduate School of Management at Purdue University, in 1985.  Mr. Brothers is a certified public accountant.

Effective April 26, 2010, Mr. Nash resigned from the Audit Committee and the board appointed Mr. Kelly and Mr. Brothers as members of the Audit Committee thereby increasing the number of members on such committee to three, and appointed Mr. Kelly as the second member of the Compensation Committee to replace Mr. Kennedy who had previously resigned upon becoming a consultant to the Company.   Also effective April 26, 2010, Mr. Kennedy and Mr. Grandizio resigned from the Nominating Committee and the board appointed Mr. Brothers as a member and chairman of such committee.

 On April 24, 2010, the Compensation Committee of the board of directors (the “Compensation Committee”) of the Company approved the re-pricing of outstanding incentive and non-qualified stock options to purchase an aggregate of 10,552,921 shares of common stock, $.001 par value per share (“Common Stock”), of the Company previously granted to officers, directors, employees and consultants of the Company (the “Outstanding Options”) pursuant to the Company’s Amended and Restated 2003 Stock Incentive Plan.  The Outstanding Options had been issued with exercise prices ranging from $0.43 to $5.27 per share, which prices represented the fair market value of a share of Common Stock on the date of each such grant.  The re-pricing is being effected by amending existing stock option award agreements to reflect the new exercise price.  The other terms of the Outstanding Option including, but not limited to, the vesting schedules, term of each Outstanding Option, and number of options covered by each award, remain unchanged as a result of the re-pricing.  The Compensation Committee re-priced the Outstanding Options to a price equal to the mean between the closing bid and asked quotations for the Company’s Common Stock on April 26, 2010, as reported on the OTC Bulletin Board, the quotation service for the Company’s shares of Common Stock, namely, $0.30 per share.  The Compensation Committee re-priced the Outstanding Options as compensation for the hardship of each optionee not regularly receiving his or her salary, wages, or other compensation due during the period April 6, 2006, through and including the present and ongoing, and the continued or continuing non-payment of such amounts by the Company.  The Compensation Committee determined that such action was in the best interest of the Company and its stockholders.

In connection with the re-pricing, the following Outstanding Options held by the Company’s Chief Executive Officer, President and Chief Operating Officer, Chief Financial Officer, directors, other named executive officers, and a consultant were re-priced.

Outstanding Options Re-Priced

Name of Optionee	Option Grant Date	Number of Options	Original Exercise Price ($)	Vested/Vesting Date
Michael W. Trudnak, CEO and Chairman	2/18/04	450,000	0.36	Vested
	2/18/04	10,000	3.60	Vested
	1/14/07	125,000	0.90	Vested
	10/8/07	707,530	0.81	Vested
	1/8/08	334,900	0.51	Vested

William J. Donovan, President, COO and Director	8/18/03	200,000	0.50	Vested
	2/18/04	600,000	0.50	Vested
	2/18/04	10,000	3.60	Vested
	11/21/05	200,000	2.67	Vested
	1/14/07	125,000	0.82	Vested
	10/8/07	353,372	0.73	Vested
	1/8/08	322,600	0.46	Vested

Gregory E. Hare, Chief Financial Officer	1/16/06	200,000	2.40	Vested
	1/14/07	125,000	0.82	Vested
	10/8/07	312,840	0.73	Vested
	1/8/08	243,500	0.46	Vested

Richard F. Borrelli, Vice President	9/3/04	100,000	4.10	Vested
	10/3/05	20,000	4.05	Vested
	1/14/07	112,000	0.82	Vested
	1/8/08	136,300	0.46	Vested

Sean W. Kennedy, Director and Consultant	2/18/04 9/21/05 1/11/07 1/14/08	13,000 12,500 35,000 60,000	1.25 3.60 0.82 0.45	Vested Vested Vested Vested
Charles T. Nash, Director	6/18/04 9/21/05 1/11/07 1/14/08	6,000 12,500 35,000 60,000	1.25 3.60 0.82 0.45	Vested Vested Vested Vested
Henry A. Grandizio, Director	10/8/07 1/14/08	12,187 57,000	0.73 0.45	Vested Vested

Section 8 – Other Events

Section 8.01	Other Events

The information contained in Item 5.02 above is incorporated herein by reference thereto.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
Date: April 28, 2010	By: /s/ Michael W. Trudnak Michael W. Trudnak Chief Executive Officer

28309085.133

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